                                                                    EXHIBIT 99.1

                      Bay View Securitization Corporation
                      For Remittance Date: April 30, 1999


A.  PRINCIPAL BALANCE RECONCILIATION

                                                                                                              Number of
                                                                 A-1            A-2            Total          Accounts
                                                           ------------------------------------------------------------------
(A)  Original Principal Balance                            200,979,000.00   52,245,989.00   253,224,989.00       21106
                                                           ------------------------------------------------------------------
(B)  Beginning Period Principal Balance                     11,692,989.92   52,245,989.00    63,938,978.92        7364
                                                           ------------------------------------------------------------------
(C)  Collections (Regular Payments)                          1,990,578.09            0.00     1,990,578.09         N/A
                                                           ------------------------------------------------------------------
(D)  Collections (Principal Payoffs)                         1,806,355.55            0.00     1,806,355.55         342
                                                           ------------------------------------------------------------------
(E)  Collections (Principal Recoveries)                              0.00            0.00             0.00
                                                           ------------------------------------------------------------------
(F)  Withdrawal from Payahead (Principal)                       31,380.29            0.00        31,380.29         N/A
                                                           ------------------------------------------------------------------
(G)  Principal Reductions (Other)                                    0.00            0.00             0.00           0
                                                           ------------------------------------------------------------------
(H)  Gross Charge Offs                                         138,396.14            0.00       138,396.14          16
                                                           ------------------------------------------------------------------
(I)  Repurchases                                                24,750.23            0.00        24,750.23          13
                                                           ------------------------------------------------------------------
(J)  Ending Balance                                          7,701,529.62   52,245,989.00    59,947,518.62        6993
                                                           ------------------------------------------------------------------
Notional Principal Balance:

(K)  Beginning                                                                               11,078,468.47
                                                                                           -----------------
(L)  Ending                                                                                   9,309,440.84
                                                                                           -----------------
                                                           -------------------------------------------------
(M)  Certificate Factor                                         3.8320071%    100.0000000%      23.6736188%
                                                           -------------------------------------------------

B.  CASH FLOW RECONCILIATION

                                                                                                               Total
                                                                                                        -----------------
(A)  Cash Wired                                                                                              4,495,884.53
                                                                                                        -----------------
(B)  Interest Wired/Earned                                                                                      12,384.25
                                                                                                        -----------------
(C)  Withdrawal from Payahead Account                                                                           31,380.29
                                                                                                        -----------------
(D)  Advances                                                                                                        0.00
                                                                                                        -----------------
(E)  Repurchases                                                                                                24,750.23
                                                                                                        -----------------
(F)  Gross Charge-Off Recoveries                                                                                37,037.39
                                                                                                        -----------------
(G)  Gross Charge-Off Advances                                                                                   4,689.54
                                                                                                        -----------------
(H)  Spread Account Withdrawal                                                                                       0.00
                                                                                                        -----------------
(I)  "A" Surety Bond Draw for "I" Interest                                                                           0.00
                                                                                                        -----------------
(J)  "A" Surety Bond Draw for  "A-1" Principal or Interest                                                           0.00
                                                                                                        -----------------
(K)  "A" Surety Bond Draw for "A-2" Principal or Interest                                                            0.00
                                                                                                        -----------------
                                                                                                        -----------------
     TOTAL COLLECTIONS                                                                                       4,606,126.23
                                                                                                        -----------------

C.  TRUSTEE DISTRIBUTION

                                                                                                               Total
                                                                                                        -----------------
(A)  Total Cash Flow                                                                                         4,606,126.23
                                                                                                        -----------------
(B)  Unrecovered Interest Advances                                                                               4,597.16
                                                                                                        -----------------
(C)  Servicing Fee (Due and Unpaid)                                                                             53,282.48
                                                                                                        -----------------
(D)  Interest to "A-1" Certificate Holders, including Overdue                                                   61,290.76
                                                                                                        -----------------
(E)  Interest to "A-2" Certificate Holders, including Overdue                                                  286,917.56
                                                                                                        -----------------
(F)  Interest to "I" Certificate Holders, including Overdue                                                     29,080.98
                                                                                                        -----------------
(G)  Principal to "A-1" Certificate Holders, including Overdue                                               3,991,460.30
                                                                                                        -----------------
(H)  Principal to "A-2" Certificate Holders, including Overdue                                                       0.00
                                                                                                        -----------------
(I)  Reinsurance Fee                                                                                                 0.00
                                                                                                        -----------------
(J)  Surety Bond Fee                                                                                             7,992.37
                                                                                                        -----------------
                                                                                 -----------------------
(K)        First Loss Protection                                                                    0.00
                                                                                 -----------------------
(L)        Surety Bond Premium                                                                  7,992.37
                                                                                 -----------------------
                                                                                                        -----------------
(M)  Interest Advance Recovery Payments                                                                         79,074.62
                                                                                                        -----------------
(N)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                                            0.00
                                                                                                        -----------------
(O)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                                            0.00
                                                                                                        -----------------
(P)  Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                                              0.00
                                                                                                        -----------------
(Q)  Deposit to Payahead                                                                                             0.00
                                                                                                        -----------------

                      Bay View Securitization Corporation
                     For Remittance Date:  April 30, 1999


                                                                                                        -----------------
    (R)  Bank Account Interest to Servicer                                                                      12,384.25
                                                                                                        -----------------
    (S)  Excess Yield                                                                                           80,045.75
                                                                                                        -----------------

                                                                                                        -----------------
             BALANCE                                                                                                 0.00
                                                                                                        -----------------

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION

                                                                                       Spread Account       Surety Bond
                                                                                 ----------------------------------------
(A)  Beginning Balance                                                                      3,346,461.55    61,235,262.06
                                                                                 ----------------------------------------
(B)  Additions to Spread Amount                                                                80,045.75              N/A
                                                                                 ----------------------------------------
(C)  Interest Earned                                                                           10,094.84
                                                                                 ----------------------------------------
(D)  Draws                                                                                          0.00             0.00
                                                                                 ----------------------------------------
(E)  Reimbursement for Prior Draws                                                                   N/A             0.00
                                                                                 ----------------------------------------
(F)  Distribution of Funds to  "IC" Class or Servicer                                         181,149.19             0.00
                                                                                 ----------------------------------------
(G)  Ending Balance                                                                         3,255,452.95    57,212,778.03
                                                                                 ----------------------------------------

                                                                                 ----------------------------------------
(H)  Required Balance                                                                       3,165,312.36    57,212,778.03
                                                                                 ----------------------------------------
(I)  Distribution to "IC" Class                                                                90,140.59
                                                                                 -----------------------

E.  CURRENT RECEIVABLES DELINQUENCY

                    #Payment Delinquency                            Number                Balance
                    --------------------
                                                           ---------------------------------------------
(A)  31-60                                                                     35             308,459.42
                                                           ---------------------------------------------
(B)  61-90                                                                     12              82,342.67
                                                           ---------------------------------------------
(C)  91+                                                                        3              42,663.21
                                                           ---------------------------------------------
(D)  Total                                                                     50             433,465.30
                                                           ---------------------------------------------

F.  EXCESS YIELD

                                                             Excess Yield Balance           Pool            Excess Yield
                            Month                                                         Balance          (Annualized %)
                            -----
                                                           --------------------------------------------------------------
(A)  Current                                                            80,045.75          59,947,518.62       1.6023%
                                                           --------------------------------------------------------------
(B)  1st Previous                                                      170,699.83          63,938,978.92       3.2037%
                                                           --------------------------------------------------------------
(C)  2nd Previous                                                       26,313.08          68,163,750.56       0.4632%
                                                           --------------------------------------------------------------
(D)  3rd Previous                                                       56,815.80          71,764,929.38       0.9500%
                                                           --------------------------------------------------------------
(E)  4th Previous                                                      254,395.50          75,891,072.78       4.0225%
                                                           --------------------------------------------------------------
(F)  5th Previous                                                      145,771.11          80,033,853.14       2.1856%
                                                           --------------------------------------------------------------
(G)  Six-Month Rolling Excess Yield (greater than =1.75%)              122,340.18          69,956,683.90       2.0986%
                                                           --------------------------------------------------------------

G.  DELINQUENCY RATE (31+)

                                                                    Month                   Pool
                            Month                                  Balance                Balance                %
                            -----
                                                           --------------------------------------------------------------
(A)  Current                                                           433,465.30          59,947,518.62        0.7231%
                                                           --------------------------------------------------------------
(B)  1st Previous                                                      356,175.93          63,938,978.92        0.5571%
                                                           --------------------------------------------------------------
(C)  2nd Previous                                                      576,255.86          68,163,750.56        0.8454%
                                                           --------------------------------------------------------------
(D)  Three-Month Rolling Average (Less than 2%)                        455,299.03          64,016,749.37        0.7112%
                                                           --------------------------------------------------------------

H.  NET LOSS RATE

                                                                               Liquidation           Average           Defaulted
                            Month                             Balance           Proceeds             Balance          (Annualized)
                            -----
(A)  Current                                                 179,951.32          78,592.57        61,943,248.77          1.9636%
                                                      ----------------------------------------------------------------------------
(B)  1st Previous                                            230,894.62         113,284.69        66,051,364.74          2.1367%
                                                      ----------------------------------------------------------------------------
(C)  2nd Previous                                            202,287.18          54,904.94        69,964,339.97          2.5278%
                                                      ----------------------------------------------------------------------------
(D)  Three-Month Rolling Average Net Default Rate
     Less than 3%                                            204,377.71          82,260.73        65,986,317.83          2.2208%
                                                      ----------------------------------------------------------------------------

                      Bay View Securitization Corporation
                     For Remittance Date:  April 30, 1999

I.  CHARGE-OFF / RECOVERIES
                                                               Number              Balance
                                                           ------------------------------------
     (A)  Collection Period Charge-Off Receivables                    16             138,396.14
                                                           ------------------------------------
     (B)  Gross Charge-Offs Cumulative Receivables                   956           6,860,665.59
                                                           ------------------------------------
     (C)  Collection Period Recoveries on Charge-Offs                 NA              37,037.39
                                                           ------------------------------------
     (D)  Recoveries on Charge-Offs To-Date                           NA             841,446.75
                                                           ------------------------------------

J.  REPOSSESSIONS
                                                           ------------------------------------
     (A)  Collection Period Repossessions                              7              90,535.70
                                                           ------------------------------------
     (B)  Aggregate Repossessions                                    611           7,155,883.40
                                                           ------------------------------------
     (C)  Unliquidated Repossessions                                   9             117,571.64
                                                           ------------------------------------


K.  FORCED PLACE INSURANCE
                                                           ------------------------------------
     (A)  FPI Charge-Offs                                              0                   0.00
                                                           ------------------------------------
     (B)  FPI Canceled/Waived/Removed/ Reversed                        0                   0.00
                                                           ------------------------------------


L.  PAYAHEAD RECONCILIATION
                                                           -------------
     (A)  Beginning Balance                                   309,928.61
                                                           -------------
     (B)  Deposit                                                   0.00
                                                           -------------
     (C)  Withdrawal                                           31,380.29
                                                           -------------
     (D)  Ending Balance                                      278,548.32
                                                           -------------


Approved By:           /s/ Michael A. Benavides
                       ------------------------
                       Michael A. Benavides
                       Vice President, Controller
                       Bay View Acceptance Corp